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                                    EXHIBIT 1

                                    AGREEMENT
                                       TO
                   JOINTLY FILE AMENDMENT NO. 3 TO SCHEDULE 13D

    The undersigned hereby agree to jointly prepare and file with regulatory authorities an Amendment No. 3 to Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of securities of Option Care, Inc. and hereby affirm that such Amendment No. 3 to Schedule 13D is being filed on behalf of each of the undersigned.

DATED:  January 10, 2002           EJ FINANCIAL/OCI MANAGEMENT, L.P.
        Chicago, Illinois

                                   BY: PHARMA NEVADA, INC.
                                   Its Managing General Partner

                                   BY: /s/ JOHN N. KAPOOR
                                       ----------------------------------
                                       JOHN N. KAPOOR, President


DATED:  January 10, 2002           E.J. FINANCIAL INVESTMENTS II, L.P.
        Chicago, Illinois



                                   BY: /s/ JOHN N. KAPOOR
                                       ----------------------------------
                                       JOHN N. KAPOOR
                                       Its Managing General Partner


DATED:  January 10, 2002           E.J. FINANCIAL INVESTMENTS III, L.P.
        Chicago, Illinois



                                   BY: /s/ JOHN N. KAPOOR
                                       ----------------------------------
                                       JOHN N. KAPOOR
                                       Its Managing General Partner


DATED:   January 10, 2002                        /s/ EDITHA KAPOOR
         Chicago, Illinois                     -------------------------------
                                                 EDITHA KAPOOR


DATED:   January 10, 2002                  PHARMA NEVADA, INC.

                                           BY:   /s/ JOHN N. KAPOOR
                                               -------------------------------
                                                 JOHN N. KAPOOR, President